Statement of Additional Information (SAI) Supplement Supplement dated June 14, 2010
American Century California Tax-Free and Municipal Funds (SAI dated March 1, 2010)
American Century Government Income Trust (SAI dated March 1, 2010)
American Century International Bond Funds (SAI dated November 1, 2009)
American Century Investment Trust (SAI dated August 1, 2009)
American Century Municipal Trust (SAI dated March 1, 2010)
American Century Quantitative Equity Funds, Inc. (SAI dated April 1, 2010)
American Century Target Maturities Trust (SAI dated February 1, 2010)
American Century Variable Portfolios II, Inc. (SAI dated May 1, 2010)

Jeanne D. Wohlers passed away on May 17, 2010. As a result, all references to her in the SAI should be deleted, with the exception of the Compensation of Trustees/Directors section.

The following footnote should be added to Jeanne D. Wohlers' entry in the Aggregate Trustee/Director Compensation table in the Compensation of Trustees/Directors section of the SAI:

Ms. Wohlers passed away on May 17, 2010.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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